IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Equity Fund (the “Fund”)

Supplement dated June 27, 2014 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2014, with respect to the Fund

On June 20, 2014, the Board of Trustees of the Trust determined that it was in the best interests of the Fund to redeem shares of the Fund held by the public holders effective September 5, 2014.

At any time prior to September 5, 2014, public holders of shares of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the “Redemption of Equity Fund Shares by Existing Public Shareholders” section of the Fund’s Prospectus. Public holders of shares of the Fund that remain invested in the Fund on September 5, 2014 will be automatically redeemed on September 5, 2014.

Whether you sell your shares or are automatically redeemed on September 5, 2014, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.

You should consult with your tax advisor on the consequences of this redemption to you.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE.

WIL-SK-026-0100